UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 2007




                       SECURED DIGITAL APPLICATIONS, INC.
             (Exact name of registrant as specified in its charter)



        Delaware                     0-25658                    84-1357927
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)             Identification No.)





              Park 80 West, Plaza One, Saddle Brook,   NJ 07663
             (Address of principal executive offices) (ZIP Code)


       Registrant's telephone number, including area code: (201) 843-0222
________________________________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 - Departure of Director.



Wan Abdul Razak Bin Muda, a member of the Board of Directors of Secured Digital Applications, Inc., died on March 17, 2007 after a brief illness. No replacement has been appointed to serve the unexpired term of office.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SECURED DIGITAL APPLICATIONS, INC.



                                    By:  /s/ Patrick Soon-Hock Lim
                                    ---------------------------------
                                    Name:  Patrick Soon-Hock Lim
                                    Title: Chairman & Chief Executive Officer


Date:  March 22, 2007